Financial Instruments	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

35. FINANCIAL INSTRUMENTS
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, long-term receivables and net investment in finance leases approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term borrowings has been determined based on period-end trading prices of long-term borrowings on the secondary market (Level 2). As at December 31, 2021, the carrying value of Cenovus’s long-term debt was $12.4 billion and the fair value was $13.7 billion (December 31, 2020 carrying value – $7.4 billion, fair value – $8.6 billion).
Equity investments classified as FVOCI comprise equity investments in private companies. The Company classifies certain private equity instruments at FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.
The following table provides a reconciliation of changes in the fair value of private equity instruments classified at FVOCI:

	2021	2020
Fair Value, Beginning of Year	52	52
Acquisition (Note 5A)	1	—
Fair Value, End of Year	53	52
B) Fair Value of Risk Management Assets and Liabilities
The Company’s risk management assets and liabilities consist of crude oil, natural gas and refined product swaps, futures, and if entered into, forwards, options, as well as condensate futures and swaps, foreign exchange and interest rate swaps. Crude oil, condensate, natural gas and refined product contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and the fair value of interest rate swaps are calculated using external valuation models which incorporate observable market data, including interest rate yield curves (Level 2). The fair value of cross currency interest rate swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2).
Summary of Unrealized Risk Management Positions

	2021			2020
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	46	116	(70)	5	58	(53)
Exchange Rate Contracts	2	—	2	—	—	—
	48	116	(68)	5	58	(53)
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at December 31,	2021	2020
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(68)	(53)
Prices sourced from observable data or market corroboration refers to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data.
The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities from January 1 to December 31:

	2021	2020
Fair Value of Contracts, Beginning of Year	(53)	3
Acquisition (Note 5A)	(14)	—
Change in Fair Value of Contracts in Place at Beginning of Year and Contracts Entered Into During the Year	(995)	(308)
Fair Value of Contracts Realized During the Year	993	252
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	1	—
Fair Value of Contracts, End of Year	(68)	(53)
Financial assets and liabilities are offset only if Cenovus has the current legal right to offset and intends to settle on a net basis or settle the asset and liability simultaneously. Cenovus offsets risk management assets and liabilities when the counterparty, commodity, currency and timing of settlement are the same. No additional unrealized risk management positions are subject to an enforceable master netting arrangement or similar agreement that are not otherwise offset.

	2021			2020
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Recognized Risk Management Positions
Gross Amount	263	331	(68)	70	123	(53)
Amount Offset	(215)	(215)	—	(65)	(65)	—
Net Amount	48	116	(68)	5	58	(53)
The derivative liabilities do not have credit risk-related contingent features. Due to credit practices that limit transactions according to counterparties’ credit quality, the change in fair value through profit or loss attributable to changes in the credit risk of financial liabilities is immaterial.
Cenovus pledges cash collateral with respect to certain of these risk management contracts, which is not offset against the related financial liability. The amount of cash collateral required will vary daily over the life of these risk management contracts as commodity prices change. Additional cash collateral is required if, on a net basis, risk management payables exceed risk management receivables on a particular day. As at December 31, 2021, $114 million was pledged as cash collateral (2020 – $59 million).
C) Fair Value of Contingent Payment
The contingent payment is carried at fair value on the Consolidated Balance Sheets. Fair value is estimated by calculating the present value of the expected future cash flows using an option pricing model (Level 3), which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing, and discounted at a credit-adjusted risk-free rate of 2.9 percent. Fair value of the contingent payment has been calculated by Cenovus’s internal valuation team that consists of individuals who are knowledgeable and have experience in fair value techniques. As at December 31, 2021, the fair value of the contingent payment was estimated to be $236 million (December 31, 2020 – $63 million).
As at December 31, 2021, average WCS forward pricing for the remaining term of the contingent payment is $77.87 per barrel. The average implied volatility of WTI options and the Canadian-U.S. dollar foreign exchange rate options used to value the contingent payment were 39.5 percent and 6.4 percent, respectively.
Changes in the following inputs to the option pricing model, with fluctuations in all other variables held constant, could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at December 31, 2021	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $5.00 per barrel	(45)	45

As at December 31, 2020	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $5.00 per barrel	(41)	32
WTI Option Implied Volatility	± five percent	(18)	17
Canadian to U.S. Dollar Foreign Exchange Rate Option Implied Volatility	± five percent	7	(10)
The impact of a five percent increase or decrease in WTI option price volatility and the Canadian-U.S. dollar foreign exchange rate options would result in nominal unrealized gains (losses) to earnings before income tax.

D) Earnings Impact of (Gains) Losses From Risk Management Positions

For the years ended December 31,	2021	2020	2019
Realized (Gain) Loss	993	252	7
Unrealized (Gain) Loss	2	56	149
(Gain) Loss on Risk Management	995	308	156